UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 15, 2024
PROS Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33554	76-0168604
(Commission File Number)	(IRS Employer Identification No.)

3200 Kirby Drive, Suite 600	Houston	TX		77098
(Address of Principal Executive Offices)				(Zip Code)

Registrant’s telephone number, including area code			(713)	335-5151

(Former Name or Former Address, if Changed Since Last Report)
 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock $0.001 par value per share	PRO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 15, 2024, PROS Holdings, Inc. (the "Company") held its annual meeting of stockholders (the "Annual Meeting"). At the Annual Meeting, Company stockholders:

(i)
Elected three Class II directors (Ms. Raja Hammoud, Mr. Leland Jourdan and Mr. William Russell) to the board of directors of the Company (the "Board"), each to serve a three-year term until the annual meeting of the Company's stockholders to be held in the year 2027;

(ii)	Approved, on an advisory vote, named executive officer compensation; and
(iii)	Ratified the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024.

The total number of outstanding shares entitled to vote at the Annual Meeting as of the March 22, 2024 record date was 46,968,440. A total of 44,268,490 shares of common stock were present in person or by proxy at the Annual Meeting, representing approximately 94.25% of the shares entitled to vote at the Annual Meeting.

Below are the results of the voting on the proposals voted on at the Annual Meeting:

PROPOSAL 1:   Election of three Class II directors to the Board, each for a three-year term expiring 2027:

			Broker
Name	For	Withheld	Non-Votes
Raja Hammoud	41,089,181	875,686	2,303,623
Leland Jourdan	38,429,666	3,535,201	2,303,623
William Russell	37,566,050	4,398,817	2,303,623

PROPOSAL 2:   Advisory vote to approve named executive officer compensation:

			Broker
For	Against	Abstain	Non-Votes
38,421,708	817,085	2,726,074	2,303,623

PROPOSAL 3:     Ratification of appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024:

For	Against	Abstain
40,045,855	1,223,647	2,998,988

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PROS HOLDINGS, INC.

Date: May 16, 2024	/s/ Damian W. Olthoff
Damian W. Olthoff
General Counsel and Secretary